UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2011

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                     Submission of Matters to a Vote of Security Holders.

On June 16, 2011, Hilltop Holdings Inc., or the Company, held its 2011 Annual Meeting of Stockholders in Dallas, Texas.  At the 2011 Annual Meeting, stockholders were asked to vote on four proposals:  the election of the twelve director nominees named in the proxy statement; an advisory vote on executive compensation; an advisory vote on the frequency of advisory votes on executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011.  The voting results at the 2011 Annual Meeting were as follows:

Proposal No. 1:           The following twelve director nominees were elected to serve on the Company’s board of directors until the 2012 annual meeting of stockholders and until their successors are duly elected and qualify.

Name	For	Against	Withheld	Broker Non-Votes

Rhodes R. Bobbitt	44,601,900	—	556,364	4,458,554
W. Joris Brinkerhoff	44,715,500	—	442,764	4,458,554
Charles R. Cummings	44,495,544	—	662,720	4,458,554
Gerald J. Ford	42,300,276	—	2,857,988	4,458,554
Jeremy B. Ford	44,471,305	—	686,959	4,458,554
J. Markham Green	44,640,521	—	517,743	4,458,554
Jess T. Hay	44,593,599	—	564,665	4,458,554
William T. Hill, Jr.	44,594,178	—	564,086	4,458,554
W. Robert Nichols, III	40,252,804	—	4,895,460	4,458,554
C. Clifton Robinson	44,585,701	—	572,563	4,458,554
Kenneth D. Russell	44,662,501		495,763	4,458,554
Carl B. Webb	35,341,154	—	9,817,110	4,458,554

Proposal No. 2:           The stockholders approved, on an advisory basis, the 2010 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

42,758,876	519,295	1,880,093	4,458,554

Proposal No. 3:           The stockholders preferred frequency of an advisory vote on executive compensation was every year.

1 Year	2 Years	Three Years	Abstain	Broker Non-Votes

42,075,556	7,345	2,214,108	861,255	4,458,554

The Company’s Board of Directors recommended annual advisory voting on executive compensation. Taking into account the preferences of the Company’s stockholders, as indicated by the foregoing vote, the Company will hold advisory votes on the compensation of the Company’s named executive officers annually until the next required (non-binding) vote on the frequency of advisory “say-on-pay” votes.

Proposal No. 4:           The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 was ratified.

For	Against	Abstain	Broker Non-Votes

49,533,458	52,003	31,357	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date: June 20, 2011	By:	/s/ COREY PRESTIDGE
Name: Corey G. Prestidge
Title: General Counsel & Secretary